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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of SPSS Inc. of our report dated January 24, 2001 relating to the financial statements of NetGenesis, Inc. which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 21, 2001